AMENDMENT NO. 1
                                     TO THE
       PARTICIPATION AGREEMENT (VARIABLE ANNUITY) FOR RETAIL MUTUAL FUNDS

     THIS AMENDMENT, dated as of April 21, 2006, between SECURITY BENEFIT LIFE INSURANCE COMPANY (the "Company") and NEUBERGER BERMAN MANAGEMENT INC. (the "Adviser") is made to the Participation Agreement (Variable Annuity) for Retail Mutual Funds, dated as of January 20, 2006, as amended, between the Company and the Adviser (the "Agreement"). Terms defined in the Agreement are used herein as therein defined.

     WHEREAS, the Company and the Adviser desire to amend the Agreement to make it applicable to the Trust Class and Advisor Class shares of all series of Neuberger Berman Equity Funds and Neuberger Berman Income Funds, in addition to the Investor Class shares of Lehman Brothers Core Bond Fund (the "Funds").

     NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties agree as follows:

1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto.

2. Notwithstanding anything to the contrary contained in the Agreement, the Adviser may from time to time update Schedule A to the Agreement, with a copy to the Company in due course, to add a new fund or portfolio, delete an inactive or terminated Fund or Portfolio, or reflect the change of name of a Fund or Portfolio. The establishment by the Company of an account in any fund, whether or not as yet reflected on an updated Schedule A, shall constitute the agreement by the Company and the Adviser to be bound by the provisions of this Agreement with respect to that fund.

3. Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

4. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment.

SECURITY BENEFIT LIFE                          NEUBERGER BERMAN
INSURANCE COMPANY                              MANAGEMENT INC.

By: _______________________                    By:_____________________________
Name:                                          Name:
Title:                                         Title:

APRIL 21, 2006

                                                              SCHEDULE A
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
      ACCOUNT(S)              CONTRACT(S)        NAME OF DESIGNATED PORTFOLIO AND CLASS              CUSIP OF           NASDAQ
                                                                                                   DESIGNATED         SYMBOL OF
                                                                                                                      DESIGNATED
                                                                                                                      PORTFOLIO
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
SBL VARIABLE ACCOUNT XIV        V6029       EUBERGER BERMAN INCOME FUNDS, INVESTOR CLASS
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
                                            Lehman Brothers Core Bond Fund, NB Investor Class  640915799          NBCNX
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
                                            NEUBERGER BERMAN EQUITY FUNDS, TRUST CLASS
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
                                            Neuberger Berman Focus Fund Trust Class            640917506          NBFCX
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
                                            Neuberger Berman Guardian Fund Trust Class         640917209          NBGTX
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
                                            Neuberger Berman International Fund Trust Class    640917704          NBITX
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
                                            Neuberger Berman Manhattan Fund Trust Class        640917308          NBMTX
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
                                            Neuberger Berman Millennium Fund Trust Class       640917803          NBMOX
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
                                            Neuberger Berman Partners Fund Trust Class         640917407          NBPTX
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
                                            Neuberger Berman Real Estate Fund Trust Class      641224845          NBRFX
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
                                            Neuberger Berman Regency Fund Trust Class          640917886          NBREX
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
                                            Neuberger Berman Socially Responsive Fund Trust    640917860          NBSTX
                                            Class
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
                                            NEUBERGER BERMAN INCOME FUNDS, TRUST CLASS
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
                                            Neuberger Berman Limited Maturity Bond Fund        640916201          NBLTX
                                            Trust Class
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
                                            NEUBERGER BERMAN EQUITY FUNDS, ADVISOR CLASS
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
                                            Neuberger Berman Fasciano Fund Advisor Class       641224837          NBFVX
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
                                            Neuberger Berman Focus Fund Advisor Class          64122M209          NBFAX
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------


                                       2

------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
      ACCOUNT(S)              CONTRACT(S)        NAME OF DESIGNATED PORTFOLIO AND CLASS              CUSIP OF           NASDAQ
                                                                                                   DESIGNATED         SYMBOL OF
                                                                                                                      DESIGNATED
                                                                                                                      PORTFOLIO
------------------------ ------------------ -------------------------------------------------- ------------------ ------------------
                                            NEUBERGER BERMAN EQUITY FUNDS, ADVISOR
                                            CLASS
------------------------ ------------------ -------------------------------------------------- ------------------ ---------------
                                            Neuberger Berman Guardian Fund Advisor Class       64122M308          NBGUX
------------------------ ------------------ -------------------------------------------------- ------------------ ---------------
                                            Neuberger Berman Manhattan Fund Advisor Class      64122M407          NBMBX
------------------------ ------------------ -------------------------------------------------- ------------------ ---------------
                                            Neuberger Berman Millennium Fund Advisor Class     641224829          NBMVX
------------------------ ------------------ -------------------------------------------------- ------------------ ---------------
                                            Neuberger Berman Partners Fund Advisor Class       64122M506          NBPBX
------------------------ ------------------ -------------------------------------------------- ------------------ ---------------


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